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                                                                   EXHIBIT 10.26

                    SECOND AMENDMENT TO AGREEMENT AND FOURTH
                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------


       THIS SECOND AMENDMENT TO AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 17, 1997 (this "Second Amendment") is entered into
                                             ----------------
by and among STEVENS INTERNATIONAL, INC. (the "Borrower"), PMC LIQUIDATION, INC.
                                               --------
and PRINTING AND PACKAGING EQUIPMENT FINANCE CORPORATION (individually a

"Guarantor" and together, the "Guarantors"), and BANK OF AMERICA TEXAS, N.A.
----------                     ----------
(the "Bank").
      ----


                              W I T N E S S E T H:
                              - - - - - - - - - -

       WHEREAS, Borrower, Guarantors and Bank entered into that certain Agreement and Fourth Amendment to Credit Agreement dated as of December 31, 1996 (the "Fourth Amendment"); and
      ----------------

       WHEREAS, Borrower, Guarantors and Bank entered into that certain First Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of February 28, 1997 (the "First Amendment"), which First Amendment extended the
                        ---------------
Expiration Date (as such term is defined in the Fourth Amendment) from February 28, 1997 to March 17, 1997 (the Fourth Amendment, as amended by the First Amendment, hereinafter referred to as the "Fourth Amendment"); and
                                           ----------------

       WHEREAS, Borrower, Guarantors and Bank wish to further amend the Fourth Amendment as set forth below.

       THEREFORE, in consideration of the mutual covenants and agreements herein contained, Borrower, Guarantors and Bank agree as follows:

       1.   Borrowing Base Advance Cap Definition.  Section 3(b) of the Fourth
            -------------------------------------
Amendment, Additional Definitions, is amended by deleting the definition of
           ----------------------
"Borrowing Base Advance Cap" in its entirety and replacing it with the following:

       "Borrowing Base Advance Cap" means at any time an amount equal to the
        --------------------------
lesser of:

            (i)   $15,000,000.00; or

            (ii)  the sum of:

                  (A) 80% of the amount of Eligible Accounts; plus

SECOND AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT-Page 1
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               (B)  the lesser of (A) $4,500,000.00; or (B) 25% of the amount of
                    Eligible Inventory; plus

               (C)  $7,387,000.00.

       2.   Revolving Line of Credit Definition.  Section 3(b) of the Fourth
            -----------------------------------
Amendment, Additional Definitions, is amended by deleting the definition of
           ----------------------
"Revolving Line of Credit" in its entirety and replacing it with the following:

          "Revolving Line of Credit" means the committed line of credit for
           ------------------------
          advances in an amount outstanding at any time not to exceed $15,000,000.00.

All references in the Fourth Amendment to the Revolving Line of Credit being an amount of up to $27,000,000.00 are hereby amended to refer to an amount of up to $15,000,000.00.

       3.   Extension of Expiration Date.  Section 3(b) of the Fourth Amendment,
            ----------------------------
The Loans, is amended by deleting the first sentence of subsection (a) of
---------
Section 2.2, Revolving Line of Credit, in its entirety and replacing it with the
             ------------------------
following:

            2.2   Revolving Line of Credit.
                  ------------------------

               (a) The term "Expiration Date" is amended to mean the earliest to
                             ---------------
     occur of (i) the date any holder of any portion of the Subordinated Debt accelerates the maturity of any principal of the Subordinated Debt or otherwise pursues any rights or remedies it may have pursuant to the documents evidencing the Subordinated Debt, or (ii) the date any Default or Potential Default other than the Existing Defaults occurs under the Loan Documents, or (iii) 5:00 p.m., May 1, 1997.

       Except as set forth above, the Fourth Amendment shall continue in full force and effect in accordance with its original provisions.

       4.   Fee.  In consideration of Bank's agreement to extend the Expiration
            ---
Date, Borrower agrees to pay Bank, on or before the Expiration Date as amended hereby, a forbearance fee in the amount of $20,000.00.

       5. Section 3(e) of the Fourth Amendment is amended such that the phrase "On January 30, 1997, February 20, 1997 and the Bernal Sale Date" as appearing in each of subsections (d), (e) and (f) thereof is replaced in each such subsection with the phrase "On the 20th day of each month."

       6. Section 3(f) of the Fourth Amendment is amended such that the phrase "On January 30, 1997, February 20, 1997 and the Bernal Sale Date" as appearing in each of subsections (k), (l), (m), (n), (o), (q) and (r) thereof is replaced in each such subsection with the phrase "On the 20th day of each month."

SECOND AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT-Page 2
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       7.   Representations.  To induce Bank to enter into this Second
            ---------------
Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Fourth Amendment as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) except as has been previously disclosed by Borrower to Bank, no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Bank, and (b) that Borrower is fully authorized to enter into this Second Amendment.

       8.   Miscellaneous.
            -------------

          a.      Defined Terms.  Capitalized terms used herein which are not
                  -------------
otherwise defined shall have the meanings set forth in the Fourth Amendment.

          b.      Costs and Expenses.  Borrower agrees to pay to Bank the
                  ------------------
reasonable attorneys' fees and expenses of Bank's counsel and other reasonable expenses incurred by Bank in connection with this Second Amendment and the transactions contemplated hereby.

          c.      NO COMMITMENT.  BORROWER AND EACH GUARANTOR AGREE THAT BANK
                  -------------
HAS MADE NO COMMITMENT OR OTHER AGREEMENT REGARDING THE NOTE, THE CREDIT AGREEMENT, OR THE LOAN DOCUMENTS, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS AND THE FOURTH AMENDMENT, AS MODIFIED BY THIS SECOND AMENDMENT. BORROWER AND EACH GUARANTOR WARRANT AND REPRESENT THAT NEITHER BORROWER NOR EITHER GUARANTOR WILL RELY ON ANY COMMITMENT, FURTHER AGREEMENT TO FORBEAR OR OTHER AGREEMENT ON THE PART OF BANK UNLESS SUCH COMMITMENT OR AGREEMENT IS IN WRITING AND SIGNED BY BANK.

          d.      Survival.  All representations, warranties, covenants and
                  --------
agreements of the parties made in this Second Amendment shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

          e.      Successors and Assigns.  This Second Amendment shall be
                  ----------------------
binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

          f.      Modifications and Waivers.  No delay on the part of Bank in
                  -------------------------
exercising any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor

SECOND AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT-Page 3
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shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. No waiver or modification, discharge or amendment of this Second Amendment will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

          g.      Entire Agreement.  This Second Amendment, together with the
                  ----------------
other documents and instruments referenced herein, contains the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, whether written or oral, are merged herein.

          h.      Governing Law.  This Agreement shall be construed in
                  -------------
accordance with the applicable laws of the State of Texas and applicable federal law. In the event of a dispute involving this Second Amendment or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

          i.      Counterparts.  This Second Amendment may be executed in one or
                  ------------
more counterparts, all of which when taken together shall be deemed to be one original.

          j.      Time of Essence.  The parties to this Second Amendment have
                  ---------------
agreed specifically with regard to the times for performance set forth in this Second Amendment. Further, the parties to this Second Amendment acknowledge that the agreements with regard to the times for performance are material to this Second Amendment. Therefore, the parties agree and acknowledge that time is of the essence to this Second Amendment.

          k.      Acknowledgment of Debt and Ratification of Security Documents.
                  -------------------------------------------------------------
Borrower and each Guarantor agree that those certain security documents (as heretofore amended, including amendments to same contained in the Fourth Amendment, the "Security Documents"), which are more fully described in Exhibit
                ------------------
A attached to that certain Master Amendment to Security Documents, dated May 16, 1995, executed by Guarantors and Borrower in favor of the Bank remain unchanged; and the same are in full force and effect as of the date hereof. Borrower and each Guarantor hereby ratify the rights, titles, liens and security interests under the Security Documents existing in favor of Bank, excluding the liens of Bank partially released pursuant to those certain UCC-3 partial releases releasing the liens of Bank on the assets sold pursuant to the Asset Purchase Agreement between Stevens International, Inc. and Bernal International, Inc. described in such Asset Purchase Agreement as "Bernal Assets".
                                               -------------

          l.      Ratification of Guaranties.  The Guarantors agree that that
                  --------------------------
certain Business Loan Continuing Guaranty, dated May 16, 1995 (as heretofore amended, including amendments to same

SECOND AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT-Page 4
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contained in the Fourth Amendment, the "Guaranty"), executed by the Guarantors
                                        --------
in favor of the Bank, remains in full force and effect and continues to be the legal, valid and binding obligation of the Guarantors enforceable against Guarantors in accordance with its terms. Furthermore, the Guarantors hereby agree and acknowledge that (a) as of the date hereof, the Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in this Second Amendment shall adversely affect any right or remedy of Bank under the Guaranty, and (c) the execution and delivery of this Second Amendment shall in no way reduce, impair or discharge any obligations of the Guarantors pursuant to the Guaranty.

          m.      NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT REPRESENTS THE
                  -------------------  -------------------------------------
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF
------------------------------------------------------------------------------
PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
---------------------------------------------------------------------

       THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
       ----------------------------------------------------------

       Executed effective the date first written above.


BANK OF AMERICA TEXAS, N.A.      STEVENS INTERNATIONAL, INC.,
                                 formerly known as Stevens Graphics Corporation


By: /s/ Jay W. Denny               By: /s/ George A. Wiederaenders
   ----------------------------       -----------------------------------------

Name: Jay W. Denny                 Name: George A. Wiederaenders
     --------------------------         ---------------------------------------

Title: Vice President              Title: Treasurer & Chief Accounting Officer
      -------------------------          --------------------------------------

SECOND AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT-Page 5
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                                 GUARANTORS:
                                 ----------

                                 PMC LIQUIDATION, INC.


                                 By:  /s/ George A. Wiederaenders
                                     --------------------------------
                                 Name:    George A. Wiederaenders
                                      -------------------------------
                                 Title:   Chief Accounting Officer
                                       ------------------------------


                                 PRINTING & PACKAGING EQUIPMENT
                                 FINANCE CORPORATION


                                 By:  /s/ George A. Wiederaenders
                                     ---------------------------------
                                 Name:    George A. Wiederaenders
                                      --------------------------------
                                 Title:   Treasurer & Chief Accounting
                                       -------------------------------
                                          Officer
                                       -------------------------------

SECOND AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT-Page 6